Operating loans and long-term debt	12 Months Ended
Dec. 31, 2025
Operating Loans and Long-Term Debt [Abstract]
Operating loans and long-term debt	Operating loans and long-term debt
Accounting policies
Transaction costs related to debt financing or refinancing are deferred and amortized over the life of the associated debt. When our operating loan is undrawn, the related deferred financing costs are recorded in other assets.
Supporting information
Operating loans
As at December 31, 2025, our credit facilities consisted of the aforementioned $1 billion committed revolving credit facility which matures May 2030, a $20 million (£15 million) credit facility dedicated to our European operations, and an $11 million (CAD$15 million) demand line of credit dedicated to our jointly‑owned newsprint operation.
As at December 31, 2025, our revolving credit facilities were undrawn (December 31, 2024 - undrawn) and the associated deferred financing costs of $2 million (December 31, 2024 - $2 million) were recorded in other assets. Interest on the facilities is payable at floating rates based on Prime Rate Advances, US Base Rate Advances, Canadian Overnight Repo Rate Average (“CORRA”) Advances, or Secured Overnight Financing Rate (“SOFR”) Advances at our option.
In addition, we have credit facilities totalling $130 million (December 31, 2024 - $130 million) dedicated to letters of credit. Letters of credit in the amount of $38 million (December 31, 2024 - $36 million) were supported by these facilities.
All debt is unsecured except the $11 million (CAD$15 million) jointly-owned paper operation demand line of credit, which is secured by that joint operation’s current assets.
As at December 31, 2025, we were in compliance with the requirements of our credit facilities.
Long-term debt

	December 31,	December 31,
As at	2025	2024
Term loan due May 2028; floating interest rate	$300	$200
	300	200
Less: current portion	—	(200)
	$300	$—
Required principal repayments are disclosed in note 22.
Interest rate swap contracts
We have interest rate swap contracts that have the effect of fixing the interest rate on our term loan.
In January 2024, we amended the interest rate swaps to extend their maturity from August 2024 to July 2025. Following this amendment, the weighted average fixed interest rate payable under the contract was 2.61%. On July 25, 2025, these interest rate swaps expired per their terms. During the fourth quarter of 2025, we entered into new interest rate swap contracts to fix $75 million notional principal amount of indebtedness.
As at December 31, 2025, we have interest rate swap contracts to pay fixed interest rates and receivable variable interest rates on $75 million notional principal amount of indebtedness. These swap agreements have the effect of fixing the interest rate on $75 million of the $300 million term loan discussed above, with the balance being subject to a floating rate. The weighted average fixed interest payable under these swap agreements is 3.27%.
The interest rate swap contracts are accounted for as a derivative, with the changes in their fair value included in other income or expense in our consolidated statements of earnings. For the year ended December 31, 2025, a nominal gain (year ended December 31, 2024 - a loss of $4 million) was recognized in relation to the interest rate swap contracts. The fair value of the interest rate swap contracts at December 31, 2025 was a nominal asset (December 31, 2024 - asset of $2 million).